Sub-Adviser,"Goldman Sachs Asset Management, L.P."
Fund Name,PFI MidCap Value Fund I
Issuer,Citizens Financial Group Stock
Date of Purchase,10/29/2015
Underwriter From Whom Purchased,"Merrill Lynch,
Pierce, Fenner & Smith, Inc."
Affiliated/Principal Underwriter of
Syndicate,"Goldman, Sachs & Co."
 Purchase Price ,$23.50
Aggregate % of Issue Purchased by the Firm,2.94%
" Commission, Spread or Profit ",$1.20
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,"Goldman Sachs Asset Management, L.P."
Fund Name,PFI MidCap Value Fund I
Issuer,First Data Corporation Stock
Date of Purchase,10/15/2015
Underwriter From Whom Purchased,Citigroup Global
Markets Inc.
Affiliated/Principal Underwriter of
Syndicate,"Goldman, Sachs & Co."
 Purchase Price ,$16.00
Aggregate % of Issue Purchased by the Firm,6.25%
" Commission, Spread or Profit ",$0.52
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management Inc.
Fund Name,PFI High Yield Fund I
Issuer,Scotts Miracle-Gro Co. Notes
Date of Purchase,10/07/2015
Underwriter From Whom Purchased,BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
 Purchase Price ,$100.00
Aggregate % of Issue Purchased by the Firm,6.57%
" Commission, Spread or Profit ",1.25%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management Inc.
Fund Name,PFI High Yield Fund I
Issuer,Lennar Corporation Notes
Date of Purchase,10/29/2015
Underwriter From Whom Purchased,Deutsche Bank
Securities
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
 Purchase Price ,$99.17
Aggregate % of Issue Purchased by the Firm,4.28%
" Commission, Spread or Profit ",0.65%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management Inc.
Fund Name,PFI High Yield Fund I
Issuer,Level 3 Financing Inc. Notes
Date of Purchase,10/29/2015
Underwriter From Whom Purchased,Citigroup Global
Markets
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
 Purchase Price ,$100.00
Aggregate % of Issue Purchased by the Firm,4.21%
" Commission, Spread or Profit ",1.50%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management Inc.
Fund Name,PFI High Yield Fund I
Issuer,T-Mobile USA Inc. Notes
Date of Purchase,11/02/2015
Underwriter From Whom Purchased,Deutsche Bank
Securities
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
 Purchase Price ,$100.00
Aggregate % of Issue Purchased by the Firm,3.35%
" Commission, Spread or Profit ",0.13%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management Inc.
Fund Name,PFI High Yield Fund I
Issuer,The Goodyear Tire & Rubber Company Notes
Date of Purchase,11/02/2015
Underwriter From Whom Purchased,Goldmans Sachs and
Company
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
 Purchase Price ,$100.00
Aggregate % of Issue Purchased by the Firm,4.24%
" Commission, Spread or Profit ",1.25%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management Inc.
Fund Name,PFI High Yield Fund I
Issuer,Central Garden & Pet Company Notes
Date of Purchase,11/04/2015
Underwriter From Whom Purchased,BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
 Purchase Price ,$100.00
Aggregate % of Issue Purchased by the Firm,5.45%
" Commission, Spread or Profit ",1.25%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management Inc.
Fund Name,PFI High Yield Fund I
Issuer,HCA Inc. Notes
Date of Purchase,11/09/2015
Underwriter From Whom Purchased,Barclays Capital
Inc.
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
 Purchase Price ,$100.00
Aggregate % of Issue Purchased by the Firm,6.75%
" Commission, Spread or Profit ",1.00%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management Inc.
Fund Name,PFI High Yield Fund I
Issuer,TeamHealth Inc. Notes
Date of Purchase,11/13/2015
Underwriter From Whom Purchased,Citigroup Global
Markets
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
 Purchase Price ,$100.00
Aggregate % of Issue Purchased by the Firm,3.58%
" Commission, Spread or Profit ",1.75%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management Inc.
Fund Name,PFI High Yield Fund I
Issuer,Sally Holdings LLC and Sally Capital Inc.
Notes
Date of Purchase,11/18/2015
Underwriter From Whom Purchased,BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
 Purchase Price ,$100.00
Aggregate % of Issue Purchased by the Firm,6.00%
" Commission, Spread or Profit ",1.50%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management Inc.
Fund Name,PFI High Yield Fund I
Issuer,Equinix Inc. Notes
Date of Purchase,11/19/2015
Underwriter From Whom Purchased,BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
 Purchase Price ,$100.00
Aggregate % of Issue Purchased by the Firm,1.77%
" Commission, Spread or Profit ",1.25%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management Inc.
Fund Name,PFI High Yield Fund I
Issuer,Constellation Brands Inc. Notes
Date of Purchase,11/19/2015
Underwriter From Whom Purchased,BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
 Purchase Price ,$100.00
Aggregate % of Issue Purchased by the Firm,3.46%
" Commission, Spread or Profit ",1.25%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management Inc.
Fund Name,PFI High Yield Fund I
Issuer,"M/I Homes, Inc. Notes"
Date of Purchase,11/23/2015
Underwriter From Whom Purchased,Citigroup Global
Markets
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
 Purchase Price ,$100.00
Aggregate % of Issue Purchased by the Firm,6.34%
" Commission, Spread or Profit ",1.50%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management Inc.
Fund Name,PFI High Yield Fund I
Issuer,Group I Automotive Inc. Notes
Date of Purchase,12/03/2015
Underwriter From Whom Purchased,Wells Fargo
Advisors
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
 Purchase Price ,$100.00
Aggregate % of Issue Purchased by the Firm,5.22%
" Commission, Spread or Profit ",1.25%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management Inc.
Fund Name,PFI High Yield Fund I
Issuer,Aramark Services Inc. Notes
Date of Purchase,12/03/2015
Underwriter From Whom Purchased,Barclays Capital
Inc.
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
 Purchase Price ,$100.00
Aggregate % of Issue Purchased by the Firm,2.43%
" Commission, Spread or Profit ",1.25%
Fair & Reasonable Commission (Y/N) (1),Y